UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

Twilio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37806	26-2574840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Beale Street, Suite 300
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

(415) 390-2337
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07.       Submission of Matters to a Vote of Security Holders.

On June 14, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on four proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2018. Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on April 16, 2018 (the “Record Date”) and holders of the Company’s Class B Common Stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters. Present at the Meeting in person or by proxy were holders of 84,330,877 shares of Class A and Class B Common Stock, together representing a total of 252,727,529 votes, or more than 81% of the eligible votes as of the Record Date, and constituting a quorum. The final results with respect to each such proposal are set forth below:

Proposal 1 — Election of Directors.

The stockholders elected each of the three persons named below as Class II directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified. The results of such vote were:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Byron Deeter	225,327,749	9,856,511	17,543,269
Jeffrey Epstein	228,141,035	7,043,225	17,543,269
Jeff Lawson	226,229,507	8,954,753	17,543,269

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The results of such vote were:

For	Against	Abstain
251,165,662	199,778	1,362,089

Proposal 3 — Non-binding Advisory Vote on Compensation of Named Executive Officers.

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
230,035,018	3,759,750	1,389,492	17,543,269

Proposal 4 — Non-binding Advisory Vote on Frequency of Future Non-binding Advisory Votes on Compensation of Named Executive Officers.

The stockholders indicated, on a non-binding advisory basis, their preference for one year as the frequency of holding future non-binding advisory votes on the compensation of the Company’s named executive officers. The results of such vote were:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
232,650,382	902,005	159,988	1,471,885	17,543,269

Pursuant to the recommendation of the board of directors of the Company and consistent with the stockholders’ preference, the Company plans to hold future non-binding advisory votes on the compensation of the Company’s named executive officers every year. The next required non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2024 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

Date: June 18, 2018	By:	/s/ Lee Kirkpatrick
	Name:	Lee Kirkpatrick
	Title:	Chief Financial Officer